                                                                    EXHIBIT 10.2


WHEN RECORDED RETURN TO:
KIM DROSSULIS
1632 SPRUCEMONT STREET
SPARKS, NV 89434



                           CERTIFICATE OF LOCATION            NEVADA NMC
                           LODE MINING CLAIM                      823683

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he has caused to be located the sp #2 Lode Mining Claim in the following quarter(s) of section(s):


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         Northeast 1/4/ of Secion 21, within T17N R21E. MDB&M, Storey County,
Nevada on;

                           March 17, 2001.

                  The name and mailing address of the locator is:

                  KIM DROSSULIS
                  1632 SPRUCEMONT STREET
                  SPARKS, NEVADA 89434


         The claim is approximately 1500 feet long and 600 feet wide, such that 1475 feet are located the NORTH direction and 25 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                         LOCATION           DESCRIPTION
                         --------           -----------
         No 1            SW corner          Wood post at least 1 1/2 inches square
         No.2            NE Corner          Wood post at least 1 1/2 inches square
         No.3            NW Corner          Wood post at least 1 1/2 inches square
         No.4            SW Corner          Wood post at least 1 1/2 inches square

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 17th day of March, 2001

                              SIGNATURE OF LOCATOR

         By: /S/ KIM DROSSULIS



When recorded return to:
KIM DROSSULIS
1632 SPRUCEMONT STREET
SPARKS, NV 89434


                           CERTIFICATE OF LOCATION            NEVADA NMC
                           LODE MINING CLAIM                      823682

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he has caused to be located the SP #1 Lode Mining Claim in the following quarter(s) of section(s):

         Northeast 1/4/ of Secion 21 and northwest1/4section of 22 within T17N R21E. MDB&M, Storey County, Nevada on;

                           March 17, 2001.

                  The name and mailing address of the locator is:

                  KIM DROSSULIS
                  1632 SPRUCEMONT STREET
                  SPARKS, NEVADA 89434


         The claim is approximately 1500 feet long and 600 feet wide, such that 1475 feet are located the NORTH direction and 25 feet in the SOUTH direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from NORTH to the SOUTH direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION                  DESCRIPTION
                           --------                  -----------
         No.1            Southeast Corner            Wooden post at least 11/2inches square
         No.2            Northeast Corner            Wooden post at least 11/2inches square
         No.3            Northwest Corner            Wooden post at least 11/2inches square
         No.4            Southwest Corner            Wooden post at least 11/2inches square


         As erected on the ground, each corner is marked with the claim name, number, and which corner it is as described above on a aluminum tag attached to the post.

         The location work consisted of making a map as provided in NRS 517.040.

         Dated this 17th day of March, 2001


                              SIGNATURE OF LOCATOR


         By: /s/ KIM DROSSULIS
                Kim Drossulis